UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  March 13, 2014

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
        -----------------------------------------------------------
          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An Annual Meeting of Stockholders of Rofin-Sinar Technologies Inc. (the "Company") was held on March 13, 2014, to approve the proposals described below.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14-A under the Securities Exchange Act of 1934, as amended, and there were no solicitation in opposition to the Company's solicitation.

A total of 25,263,823 shares (89.67% of 28,174,469 shares outstanding and entitled to vote as of January 24, 2014, the record date for the Annual Meeting) present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the Annual Meeting. The agenda items submitted at the Annual Meeting were passed as described below.


Proposal 1

Election of two Class III directors to service for a three-year term until the 2017 Annual Meeting of Stockholders.

All of the board's nominees for director were elected to serve until the Company's 2017 Annual Meeting of Stockholders or until their respective successors are elected or qualified, with the vote totals as set forth in the table below:

                              For       Withheld       Broker Non-Vote
                          ----------    ---------     ------------------
   Peter Wirth            22,215,143    2,122,823         925,857
   Stephen D. Fantone     23,400,283      937,683         925,857


Proposal 2

The appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2014, was ratified by our stockholders, with the vote totals as set forth in the table below:

        For         Against        Abstain       Broker Non-Vote
     ----------    ---------     ----------     ------------------
     24,769,741     486,860         7,222             0

Proposal 3

Our stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers, with the vote totals as set forth in the table below:

        For         Against        Abstain       Broker Non-Vote
     ----------    ---------     ----------     ------------------
     23,702,908      252,410      382,648           925,857







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   March 13, 2014          /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President